                Brandes Institutional International Equity Fund
================================================================================

                                 Annual Report

                   For the Fiscal Year Ended October 31, 1999

December 17, 1999

Dear Shareholder:

The fund produced strong performance this year reaping the benefits of well-placed investments made in 1998 and 1997. For fiscal year ended October 31, 1999, the fund returned 34.23%. This compared to a return of 23.03% for the benchmark Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index.

Returns in the fund were driven by excellent performance in its holdings in the telecommunications, electrical and energy equipment industries. Geographically, on an impact basis, holdings in Europe and Asia turned in the strongest performance, especially those securities in Japan, Germany and France. The emerging markets portion of the fund also turned in strong returns for the period.

The economic weather has changed overseas. As recently as last fall, some pundits were claiming that Asia's financial crisis could keep economies in the region in quicksand for years, if not decades to come. Yet barely 15 months after the devaluation of the Thai baht signaled the beginning of instability, a new bull market had begun.

Our point? Investors should not allow the recent bout of profit taking in Asian markets to distract them from the fact that many businesses in the region remain attractively priced and that long-term prospects are solid. The same can be said about Latin America. While the rise in U.S. interest rates has indeed created short-term concerns about Latin countries, in time those concerns should dissipate.

We are pleased to report that our European holdings enjoyed strong relative performance during the year, led by gains in our developed market positions. Mergers and acquisitions activity continued to be strong in Europe, as companies in the region strive to improve competitiveness in the wake of currency devaluations in Asia. Despite the solid gains in our portfolios during the year, our holdings remain inexpensive relative to U.S. benchmarks when measured against earnings, book value, and cash flow.

The emerging markets portion of the portfolio also performed very well. These holdings were up substantially during the first part of the year, then drifted lower in the middle part of the year as investors considered the implications of several country specific issues and then rebounded during the later part of the fiscal year. These mid year issues included upcoming presidential

                Brandes Institutional International Equity Fund

elections, higher U.S. rates, controversy over the International Monetary Fund payments to Russia, stop and go efforts at economic reform in Brazil, violence in East Timor, and earthquakes in Turkey and Taiwan. In our view, some of these short-term problems represented buying opportunities for long-term investors. In fact, we used the widespread weakness in the middle of the year to buy attractive businesses in both Latin America and Asia. After the sharp gains during the first half of the year, the recent correction in emerging markets is a reminder of why it is important to avoid knee-jerk reactions to short-term events. The history of the emerging markets asset class is one of over-optimism during the good times, and undue pessimism during the tough times. As value investors, however, such overreactions are generally what provide us with the opportunity to profit over the long-term through the accumulation of quality businesses at undervalued prices.

Value Investing

The various global markets for fiscal year 1999 may have at times resembled a roller coaster ride at the local amusement park. First Asia was down then it was up, European markets suddenly became affected by huge price swings due to unexpected earnings reports (similar to the U.S.) and the emerging markets were up then down and then finished the year up again. We believe now is a good time to think about what our value discipline means to the long-term investor.

We are proud to be among the first global money management firms to embrace and employ the original concept of value investing, as described by Benjamin Graham and David Dodd in their classic book, "Security Analysis." For over 25 years, we have been loyal to the value discipline, as articulated by Graham & Dodd. And while investment fads come and go, we have no intention of going blindly along with the crowd.

That is because traditional value investing is based on a recurring facet of human nature. Specifically, value managers look to exploit the tendency of other investors to overreact to short-term negative events. Those overreactions create opportunities for long-term investors, such as ourselves, to buy solid businesses at inexpensive prices.

We recognize that it may take time for such purchases to evolve. Sentiment does not swing from overly negative to excessively positive overnight. But we know from history that the emotional pendulum can swing back.

Thank you for your confidence in Brandes and the opportunity to service your investment needs.

Sincerely yours,

/s/ Jeff Busby

Jeff Busby
President

                Brandes Institutional International Equity Fund

     Comparison of the change in value of a $1,000,000 investment in the Brandes Institutional International Equity Fund and the Morgan Stanley
      Capital International EAFE (Europe, Australasia and Far East) Index





                                    [GRAPH]

NAME                 MSCI EAFE NI*USD                Brandes
SOURCE               MSCI                            Institutional International
DESC                 EAFE                            Equity Fund
--------------------------------------------------------------------------------
                   value of $1,000,000              value of $1,000,000
--------------------------------------------------------------------------------
 02-Jan-97                   1,000,000                        1,000,000
 30-Apr-97                     999,508                        1,062,390
 31-Jul-97                   1,141,429                        1,227,313
 31-Oct-97                   1,029,617                        1,165,658
 30-Jan-98                   1,075,025                        1,239,346
 30-Apr-98                   1,188,564                        1,411,524
 31-Jul-98                   1,203,832                        1,402,611
 30-Oct-98                   1,128,926                        1,317,408
 29-Jan-99                   1,229,938                        1,420,794
 30-Apr-99                   1,301,420                        1,666,099
 30-Jul-99                   1,320,645                        1,731,215
 29-Oct-99                   1,388,955                        1,768,213


           Past performance is not indicative of future performance.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                Brandes Institutional International Equity Fund


SCHEDULE OF INVESTMENTS at October 31, 1999
----------------------------------------------------------------------------------------------------
COMMON STOCKS: 97.9%                                                         Shares         Value
----------------------------------------------------------------------------------------------------
Austria: 0.5%
EVN AG..........................................................................7,805    $1,120,252
                                                                                       -------------

Brazil: 7.0%
Banco Bradesco S.A. Sponsored ADR.............................................474,600     2,334,035
Centrais Eletricas Brasileiras S.A. Sponsored ADR.............................538,130     4,603,810
Centrais Geradoras do Sul do Brasil S.A. ADR*..................................20,613        64,414
Companhia Cervejaria Brahma Sponsored ADR.....................................293,040     3,663,000
Embratel Participacoes ADR.....................................................13,090       168,534
Petroleo Brasileiro S.A. ADR*.................................................299,990     4,794,830
Telecelular Sul Participacoes ADR...............................................1,309        22,907
Telecentro Oeste Celular ADR....................................................4,363        15,271
Telecentro Sul Participacoes ADR................................................2,618       156,425
Teleleste Celular Participacoes ADR...............................................261         7,928
Telemig Celular Participacoes ADR.................................................654        17,944
Telenordeste Celular Participacoes ADR............................................654        16,595
Telenorte Celular Participacoes ADR...............................................261         7,112
Telenorte Leste Participacoes ADR..............................................13,090       220,894
Telesp Celular Participacoes ADR................................................5,236       128,936
Telesp Participacoes S.A. ADR..................................................13,090       211,894
                                                                                       -------------
                                                                                         16,434,529
                                                                                       -------------

Denmark: 1.8%
Den Danske Bank Group..........................................................38,120     4,339,383
                                                                                       -------------

France: 9.0%
Alcatel Alsthom Group..........................................................51,800     8,088,472
Compagnie Generale des Establissements Michelin................................98,100     4,270,509
Total Fina S.A. ...............................................................64,239     8,679,829
                                                                                       -------------
                                                                                         21,038,810
                                                                                       -------------
Germany: 9.0%
Bayerische Motoren Werke AG...................................................128,900     4,154,267
BASF AG........................................................................83,000     3,748,446

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 1999
-----------------------------------------------------------------------------------------------------
COMMON STOCKS: 97.9%                                                          Shares       Value
-----------------------------------------------------------------------------------------------------
Germany-Continued
Deutsche Telekom AG...........................................................236,900   $10,923,080
Muenchener Rueckversicherun Namensaktie........................................10,100     2,301,392
                                                                                        ------------
                                                                                         21,127,185
                                                                                        ------------

Hong Kong/China: 3.1%
Citic Pacific Ltd. ...........................................................900,000     2,328,480
Swire Pacific Ltd. ...........................................................998,000     4,945,689
                                                                                        ------------
                                                                                          7,274,169
                                                                                        ------------

Italy: 4.7%
ENI S.p.A. ...................................................................787,000     4,601,117
Telecom Italia S.p.A. ........................................................758,900     6,551,432
                                                                                        ------------
                                                                                         11,152,549
                                                                                        ------------

Japan: 18.1%
Canon, Inc. ...................................................................52,000     1,473,160
Hitachi, Ltd. ................................................................691,800     7,487,351
Komatsu Ltd. .................................................................608,000     3,538,317
Kyocera Corporation...........................................................109,400    10,506,098
Matsushita Electric Works, Ltd. ..............................................204,000     4,300,198
Mitsubishi Heavy Industries, Ltd. ..........................................1,461,000     5,738,516
Nippon Mitsubishi Oil Co., Ltd. ..............................................445,000     1,965,832
The Tokio Marine & Fire Insurance Co. Ltd. ...................................577,400     7,568,906
                                                                                        ------------
                                                                                         42,578,378
                                                                                        ------------

Mexico: 3.6%
Telefonos de Mexico S.A. Class L Sponsored ADR.................................99,720     8,526,060
                                                                                        ------------

Netherlands: 4.4%
ING Groep N.V. ...............................................................103,413     6,098,089
Koninklijke KPN N.V. ..........................................................80,602     4,135,108
                                                                                        ------------
                                                                                         10,233,197
                                                                                        ------------

New Zealand: 0.6%
Telecom New Zealand...........................................................370,000     1,487,400
                                                                                        ------------

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 1999
----------------------------------------------------------------------------------------------------
COMMON STOCKS: 97.9%                                                          Shares       Value
----------------------------------------------------------------------------------------------------
Portugal: 1.4%
Portugal Telecom...............................................................72,129    $3,215,778
                                                                                        ------------

Singapore: 4.7%
The Development Bank of Singapore Ltd. .......................................707,266     7,995,571
Jardine Matheson Holdings Limited.............................................728,507     3,132,580
                                                                                        ------------
                                                                                         11,128,151
                                                                                        ------------

South Africa: 3.1%
DeBeers/Centenary Linked Unit.................................................187,710     5,126,585
Iscor Limited...............................................................1,179,110       456,787
South African Breweries Plc...................................................186,000     1,649,541
                                                                                        ------------
                                                                                          7,232,913
                                                                                        ------------
Spain: 1.9%
Argentaria, Caja Postal Banco Hipotecario de Espana, S.A. ....................172,380     3,824,543
Union Electrica Fenosa, S.A.*..................................................39,400       576,280
                                                                                        ------------
                                                                                          4,400,823
                                                                                        ------------
Switzerland: 2.7%
Swisscom AG.....................................................................9,200     2,800,209
Allied Zurich Plc*............................................................298,720     3,605,819
                                                                                        ------------
                                                                                          6,406,028
                                                                                        ------------
United Kingdom: 20.5%
Allied Domecq Plc.............................................................125,000       702,088
BOC Group Plc.................................................................124,200     2,657,781
British American Tobacco Plc*.................................................381,920     2,527,738
Corus Group Plc.............................................................1,418,000     2,701,432
Diageo Plc*...................................................................550,683     5,562,008
HSBC Holdings Plc.............................................................737,400     8,850,865
Imperial Chemical Industries Plc*.............................................179,940     1,787,884
Invensys Plc................................................................1,217,359     5,977,841

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 1999
----------------------------------------------------------------------------------------------------
COMMON STOCKS: 97.9%                                                         Shares         Value
----------------------------------------------------------------------------------------------------
United Kingdom-Continued
Marks & Spencer Plc.........................................................1,128,000    $5,187,108
National Power Plc............................................................615,000     4,153,710
Reckitt and Colman Plc........................................................353,200     4,283,751
Royal & Sun Alliance Insurance Group Plc*.....................................334,090     2,271,511
Safeway Plc...................................................................479,000     1,502,527
                                                                                        ------------
                                                                                         48,166,244
                                                                                        ------------

Venezuela: 1.8%
Compania Anonima Nacional
Telefonos de Venezuela, ADR*..................................................167,690     4,328,498
                                                                                        ------------

Total Common Stocks (Cost $200,087,475).................................................230,190,347
                                                                                        ------------

----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.6%                                         Principal Amount       Value
----------------------------------------------------------------------------------------------------
Investors Bank & Trust Co., Repurchase Agreement, 4.510%, dated
10/29/1999, due 11/01/1999, collateralized by $6,483,227 Small
Business Administration Pool #504479, 5.875%, due 3/25/2024 and by
$2,430,809 Small Business Administration Pool #504616, 6.875%, due
7/25/2024 (proceeds $8,473,694) (cost $8,470,511)..........................$8,470,511     8,470,511
                                                                                        ------------

Total Investments in Securities (cost $208,557,986**) 101.5%                            238,660,858
Liabilities less Other Assets: (1.5%)                                                    (3,537,892)
                                                                                        ------------
Total Net Assets: 100.0%                                                               $235,122,966
                                                                                        ============

-----------------------------------
*    Non-income producing security.
** At October 31, 1999 the cost basis of securities for federal tax purposes was the same as for financial reporting purposes.

        Net realized appreciation consists of:
            Gross unrealized appreciation                                               $42,616,512
            Gross unrealized depreciation                                               (12,513,640)
                                                                                        ------------
                Net unrealized appreciation                                             $30,102,872
                                                                                        ============

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS by Industry at October 31, 1999
--------------------------------------------------------------------------------
Automobile..............................................................   5.9%
Banking.................................................................  13.1
Beverages & Tobacco.....................................................   6.1
Chemicals...............................................................   3.6
Electrical & Electronics................................................  14.0
Food & Household Products...............................................   0.8
Insurance...............................................................   4.9
Machinery & Engineering.................................................   6.0
Metals-Steel............................................................   0.3
Misc. Materials & Commodities...........................................   3.9
Multi-Industry..........................................................  11.7
Telecommunications......................................................  20.9
Utilities-Electrical & Gas..............................................   6.7
                                                                         -------
Total Investments.......................................................  97.9
Liabilities less Other Assets...........................................   2.1
                                                                         -------
Net Assets.............................................................. 100.0%
                                                                         =======

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES at October 31, 1999
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $208,557,986).............    $238,660,858
 Receivables for:
   Dividends and interest............................................         522,502
   Fund shares sold..................................................         277,714
   Tax claim.........................................................          69,352
 Prepaid expenses....................................................          12,334
 Deferred organization costs.........................................           7,771
                                                                         ------------
   Total assets......................................................     239,550,531
                                                                         ------------

LIABILITIES
 Payables for:
   Unrealized loss on forward contracts..............................           7,059
   Securities purchased..............................................       4,189,065
   Fund shares redeemed..............................................          26,914
 Due to investment advisor...........................................         161,107
 Other accrued expenses..............................................          43,420
                                                                         ------------
   Total liabilities.................................................       4,427,565
                                                                         ------------

Net Assets...........................................................    $235,122,966
                                                                         ============

SOURCE OF NET ASSETS
 Paid-in capital.....................................................    $183,017,294
 Undistributed net investment income.................................       2,463,521
 Undistributed net gain on investments and foreign currency..........      19,545,523
 Net unrealized appreciation (depreciation) on:
   Investments.......................................................      30,102,872
   Foreign currency..................................................          (6,244)
                                                                         ------------
     Net assets......................................................    $235,122,966
                                                                         ============

Net asset value, offering price and redemption price per share
($235,122,966 / 11,848,596 shares outstanding, unlimited number of
shares authorized without par value).................................          $19.84
                                                                         ============

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS - Year ended October 31, 1999
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Dividends (net of withholding tax of $348,812)...................................    $  4,562,854
  Interest.........................................................................         268,032
                                                                                       ------------
    Total income...................................................................       4,830,886
                                                                                       ------------

Expenses:
  Advisory fees....................................................................       2,012,004
  Custody fees.....................................................................         201,214
  Administration fees..............................................................         147,876
  Accounting fees..................................................................          63,523
  Registration fees................................................................          53,011
  Auditing fee.....................................................................          37,545
  Legal fees.......................................................................          34,801
  Transfer agent fees..............................................................          26,498
  Printing.........................................................................          18,766
  Trustees' fees...................................................................          14,384
  Amortization of deferred organization costs......................................           2,896
  Insurance........................................................................           2,491
  Miscellaneous....................................................................          11,296
                                                                                       ------------
    Total expense..................................................................       2,626,305
    Less: Expense reimbursements...................................................        (199,584)
                                                                                       ------------
    Net expenses before interest...................................................       2,426,721
    Interest expense...............................................................           3,171
                                                                                       ------------
    Net expenses...................................................................       2,429,892
                                                                                       ------------
      Net investment income........................................................       2,400,994
                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and foreign currency............................      19,599,093
  Net change in unrealized appreciation on investments and foreign currency........      35,116,475
                                                                                       ------------
    Net realized and unrealized gain on investments and foreign currency...........      54,715,568
                                                                                       ------------
      Net increase in net assets resulting from operations.........................    $ 57,116,562
                                                                                       ============

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               For the Year          For the Year
                                                                                                   ended                 ended
                                                                                              October 31, 1999     October 31, 1998
                                                                                              -----------------    ----------------


INCREASE IN NET ASSETS FROM:
OPERATIONS:
 Net investment income ..............................................................            $   2,400,994       $   2,325,435
 Net realized gain on investments and foreign currency ..............................               19,599,093          12,473,013
 Net change in unrealized appreciation (depreciation) on investments
  and foreign currency ..............................................................               35,116,475          (7,148,668)
                                                                                              -----------------    ----------------
  Net increase in net assets resulting from operations ..............................               57,116,562           7,649,780
                                                                                              -----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income .........................................................               (2,286,065)           (349,689)
 From realized gains ................................................................              (12,503,131)           (724,896)
                                                                                              -----------------    ----------------
  Total distributions to shareholders ...............................................              (14,789,196)         (1,074,585)
                                                                                              -----------------    ----------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ..........................................................              108,174,956         160,815,973
 Net asset value of shares issued on reinvestment of distributions ..................               13,228,096             917,917
 Cost of shares redeemed ............................................................              (88,622,622)        (59,423,431)
                                                                                              -----------------    ----------------
  Net increase in net assets resulting from capital share transactions ..............               32,780,430         102,310,459
                                                                                              -----------------    ----------------
  Net increase in net assets ........................................................               75,107,796         108,885,654
                                                                                              -----------------    ----------------
NET ASSETS:
 Beginning of period ................................................................              160,015,170          51,129,516
                                                                                              -----------------    ----------------
 End of period (including undistributed net investment income of
      $2,463,521 and $2,348,592, respectively) ......................................            $ 235,122,966       $ 160,015,170
                                                                                              =================    ================
CHANGES IN SHARES:
 Shares sold ........................................................................                6,037,117          10,048,815
 Shares issued on reinvestment from distributions ...................................                  867,985              61,154
 Shares redeemed ....................................................................               (4,923,728)         (3,752,756)
                                                                                              -----------------    ----------------
 Net increase .......................................................................                1,981,374           6,357,213
                                                                                              =================    ================


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:                                                        Year              Year         January 2, 1997*
                                                                          ended             ended             through
                                                                     October 31, 1999  October 31, 1998  October 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................................   $   16.22         $   14.57         $  12.50
                                                                       ----------       -----------       ----------
Income from investment operations:
 Net investment income ..............................................        0.20              0.21             0.17
 Net realized and unrealized gain
  on investments and foreign currency ...............................        4.91              1.66             1.90
                                                                       ----------       -----------       ----------
Total from investment operations ....................................        5.11              1.87             2.07
                                                                       ----------       -----------       ----------
Less distributions:
  From net investment income ........................................       (0.23)            (0.07)            0.00
  From net realized gains ...........................................       (1.26)            (0.15)            0.00
                                                                       ----------       -----------       ----------
Total distributions .................................................       (1.49)            (0.22)            0.00
                                                                       ----------       -----------       ----------
Net asset value, end of period ......................................   $   19.84         $   16.22         $  14.57
                                                                       ==========       ===========       ==========
Total return ........................................................       34.23%            13.01%           16.56%***

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................   $ 235,123         $ 160,015         $ 51,130
Ratio of expenses to average net assets:
  Before expense reimbursement ......................................        1.30%             1.37%            1.76%**
  After expense reimbursement .......................................        1.20%             1.20%            1.19%**
Ratio of net investment income to average net assets:
  Before expense reimbursement ......................................        1.09%             1.75%            0.84%**
  After expense reimbursement .......................................        1.19%             1.92%            1.40%**
Portfolio turnover rate .............................................       32.31%            50.08%           27.40%

*    Commencement of operations.
**   Annualized.
***  Not annualized.

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (GAAP).

     A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

     B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of

                Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. Concentration of Risk. As of October 31, 1999, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS  WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. The Fund is responsible for its own operating expenses. In order to maintain the Fund's operating expenses at 1.20% of average daily net assets, the Advisor has waived fees totaling $199,584 during the year ended October 31, 1999. Any such reductions

                Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

made by the Advisor in its fees or reimbursement of expenses are subject to reimbursement by the Fund. At October 31, 1999, the cumulative fee waiver from the Advisor to the Fund was $551,262.

     Effective October 31, 1998, Brandes Investment Partners, L.P. agreed to amend the expense reimbursement agreement to limit the period within which Brandes Investment Partners, L.P. may recoup the above amount from the Fund, to no later than October 31, 2003. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

     Investment Company Administration LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 1999 the Fund paid $147,876 in such fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $76,846,300 and $63,302,502, respectively.

                Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1999 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are marked to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency exchange contracts at October 31, 1999 were as follows:

                                     Foreign        Currency
 Currency            Delivery      Currency to      Value in       Unrealized
Deliverable            Date        be Received        U.S.$        Gain / (Loss)
-----------          --------      -----------      ---------      ------------
Swiss Franc          11/01/99       1,076,047       $ 707,414        $(1,906)
Euro Dollar          11/01/99       1,443,264       1,523,045         (3,762)
British Pound        11/01/99         778,948       1,280,668         (1,391)
                                                   ----------        -------
                                                   $3,511,127        $(7,059)
                                                   ==========        =======

NOTE 6 - YEAR 2000 ISSUE (UNAUDITED)

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor, administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor and administrator are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                Brandes Institutional International Equity Fund

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Brandes Institutional
International Equity Fund and the
Board of Trustees of Brandes Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Institutional International Equity Fund (the "Fund"), (one of the portfolios constituting Brandes Investment Trust), as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Los Angeles, California
December 7, 1999

[LOGO OF BRANDES]

ADVISOR
Brandes Investment Partners, L.P.
12750 High Bluff Drive
San Diego, California 92130
800.331.2979

DISTRIBUTOR
First Fund Distributors, Inc.
4455 East Camelback Road
Suite 261E
Phoenix, Arizona 85018

TRANSFER AGENT
Investors Bank & Trust Co.
200 Clarendon Street, 16th Floor
Boston, Massachusetts 02116

AUDITORS
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.


[LOGO OF BRANDES]



ANNUAL REPORT


For the period ended October 31, 1999


[ARTWORK]





WORLDWIDE VALUE SPECIALISTS